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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 12, 2002

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)

            Delaware                    1-14387                  06-1522496
            Delaware                    1-13663                  06-1493538
(State or Other Jurisdiction    (Commission file Number)       (IRS Employer
         of Incorporation)                                   Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Four Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)


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Item 9.  Regulation FD Disclosure.

         Attached as Exhibit 99.1 hereto, and incorporated herein, is a summary of remarks made by Michael J. Nolan, Chief Financial Officer of United Rentals, Inc., at an investor conference held on March 12, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1 Summary of Remarks made by Michael J. Nolan, Chief Financial Officer of United Rentals, Inc., at Investor Conference.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 13th day of March 2002.

                                     UNITED RENTALS, INC.



                                     By:  Michael J. Nolan
                                          ----------------
                                     Name:  Michael J. Nolan
                                     Title:  Chief Financial Officer



                                     UNITED RENTALS (NORTH AMERICA), INC.



                                     By:  Michael J. Nolan
                                          ----------------
                                     Name:  Michael J. Nolan
                                     Title:  Chief Financial Officer



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